Exhibit 10.6(a)

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of February 8, 2013, is made and entered into by and among Nevro Corp., a Delaware corporation (the “Company”), and each of the stockholders of the Company listed on Exhibit A hereto, as such Exhibit A may be amended from time to time (the “Stockholders”).  For the purposes of this Agreement, the term “Company” shall be deemed to include and refer to any successor in interest to the Company, whether by means of statutory conversion, merger, consolidation, recapitalization, reorganization or otherwise.

RECITALS

WHEREAS, certain of the Stockholders (the “Existing Investors”) hold shares of the Company’s Series A Convertible Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”) and/or shares of Common Stock issued upon conversion thereof and/or  shares of the Company’s Series B Convertible Preferred Stock, par value $0.001 per share (the “Series B Preferred Stock”) and/or shares of Common Stock issued upon conversion thereof and possess certain registration rights under the Securities Act and applicable state securities laws and other rights and are subject to certain obligations pursuant to an Amended and Restated Registration Rights Agreement dated as of July 15, 2011 by and among the Company and such Existing Investors (the “Prior Agreement”);

WHEREAS, pursuant to Section 14.3 of the Prior Agreement, the Prior Agreement may be amended, and any provision therein waived, with the written consent of the Company and the holders of at least 55% of the Registrable Securities;

WHEREAS, any amendment or waiver effected in accordance with Section 14.3 shall be binding upon each holder of Registrable Securities and the Company;

WHEREAS, the Company and the undersigned Existing Investors constituting not less than 55% of the Registrable Securities desire to amend and restate the Prior Agreement and to accept the rights created pursuant hereto in lieu of the rights granted to them under the Prior Agreement;

WHEREAS, pursuant to a Series C Convertible Preferred Stock Purchase Agreement, dated of even date herewith, among the Company and certain of the Stockholders (the “Stock Purchase Agreement”), the Company has agreed to issue and sell to certain of the Stockholders, and certain of the Stockholders have agreed to purchase from the Company, shares of the Company’s Series C Convertible Preferred Stock, par value $0.001 per share (the “Series C Preferred Stock”); and

WHEREAS, in connection with the issuance of the Series C Preferred Stock pursuant to the Stock Purchase Agreement, the Company and the Stockholders deem it desirable to enter into this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the recitals and the mutual premises, covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.                                      Definitions.  In addition to capitalized terms defined elsewhere in this Agreement, the following capitalized terms shall have the following meanings when used in this Agreement:

“Business Day” means each day other than a Saturday, a Sunday or any other day on which banking institutions in the city of San Francisco, California are authorized or obligated by law or executive order to be closed.

“Commission” means the Securities and Exchange Commission and any successor agency performing comparable functions.

“Common Stock” means the common stock, par value $0.001 per share, of the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rule and regulations of the Commission thereunder, as the same shall be in effect from time to time.

“Immediate Family Member” means with respect to any holder of Registrable Securities, the parents, siblings, spouse and issue, spouses of issue and any trust for the benefit of, or the legal representative of, any of the preceding Persons, or any partnership substantially all of the partners of which are one or more of such Persons or the holder of Registrable Securities or any limited liability company substantially all of the members of which are one or more of such Persons or the holder of Registrable Securities.

“Person” means an individual, partnership, corporation, limited liability company, association, joint stock company, trust, joint venture, unincorporated organization or other entity, or a governmental entity or any department, agency or political subdivision thereof.

“Preferred Stock” means the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock.

“Preferred Stock Registrable Securities” means at any time, any of the following owned by any equity holder of the Company party to this Agreement: (i) any common equity securities of the Company issuable upon conversion or exchange of the Preferred Stock, or issuable or issued upon conversion or exchange of other equity securities of the Company into which the Preferred Stock shall be reclassified or changed, including by reason of a merger, consolidation, reorganization, recapitalization or statutory conversion then outstanding which are then owned by any Stockholder, including any other Person who is a permitted transferee or assignee of such holder pursuant to Section 12 hereof; and (ii) any common equity securities of

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the Company then outstanding which were issued as, or were issued directly or indirectly upon the conversion, exchange or exercise of other equity securities issued or issuable as a dividend, stock split or other distribution with respect or in replacement of any equity securities referred to in (i) of this definition.

“Public Offering” means any offering by the Company of its equity securities to the public pursuant to an effective registration statement under the Securities Act or any comparable statement under any comparable federal statute then in effect (other than any registration statement on Form S-8 or Form S-4 or any successor forms thereto).

“Qualified IPO” means a firm commitment underwritten public offering of Common Stock of the Company that yields net proceeds to the Company of not less than $50,000,000 (before deduction of underwriters commissions and expenses) at an equivalent price per share of Common Stock of not less than 2.5 times the Series C Original Issue Price (as adjusted for any equity split, equity combination, in-kind equity distribution, recapitalization or similar transaction).

“Registrable Securities” means at any time, any of the following owned by any equity holder of the Company party to this Agreement: (i) Common Stock or other equity securities of the Company into which the Common Stock then outstanding shall be reclassified or changed, including by reason of a merger, consolidation, reorganization, recapitalization or statutory conversion which are then owned by any Stockholder, including any other Person who is a permitted transferee or assignee of such holder pursuant to Section 12 hereof; (ii) the Preferred Stock Registrable Securities; and (iii) any common equity securities of the Company then outstanding which were issued as, or were issued directly or indirectly upon the conversion, exchange or exercise of other equity securities issued or issuable as a dividend, stock split or other distribution with respect or in replacement of any equity securities referred to in (i) or (ii) of this definition; provided, however, that Registrable Securities shall not include any equity securities which have been registered pursuant to the Securities Act or which have been sold to the public pursuant to Rule 144 of the Commission under the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, as the same shall be in effect from time to time.

“Series C Original Issue Price” means $0.463 per share for each share of Series C Preferred Stock.

“Series B-C Preferred Stock Registrable Securities” means at any time, any of the following owned by any equity holder of the Company party to this Agreement: (i) any common equity securities of the Company issuable upon conversion or exchange of the Series B Preferred Stock or Series C Preferred Stock, or issuable or issued upon conversion or exchange of other equity securities of the Company into which the Series B Preferred Stock or Series C Preferred Stock shall be reclassified or changed, including by reason of a merger, consolidation, reorganization, recapitalization or statutory conversion then outstanding which are then owned by any Stockholder, including any other Person who is a permitted transferee or assignee of such holder pursuant to Section 12 hereof; and (ii) any common equity securities of the Company then

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outstanding which were issued as, or were issued directly or indirectly upon the conversion, exchange or exercise of other equity securities issued or issuable as a dividend, stock split or other distribution with respect or in replacement of any equity securities referred to in (i) of this definition.

“Stockholders’ Agreement” means that certain Amended and Restated Stockholders’ Agreement, dated of even date herewith, among the Company and each of the holders of shares of the Company’s capital stock signatory thereto, as amended from time to time.

2.                                      Demand Registration.

2.1                               Long-Form Registrations.

(a)                                 Subject to the terms of this Agreement, at any time after 180 days following the effective date of an initial public offering of the Company’s securities (an “IPO”), the holders of at least a majority of the Preferred Stock Registrable Securities may request registration under the Securities Act of all or part of their then outstanding Registrable Securities represented by such Preferred Stock Registrable Securities on Form S-1 or any similar long-form registration; provided, that with respect to any demands under this clause (a) the anticipated aggregate offering price of the Registrable Securities covered by such registration exceeds $20,000,000 (net of underwriting discounts and commissions).

(b)                                 Within ten (10) days after receipt of a written request pursuant to this Section 2.1, the Company will give written notice of such request to all other holders of Registrable Securities and will use its reasonable best efforts to include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion within 20 days after delivery of the Company’s notice, and, thereupon the Company will use its reasonable best efforts to file as soon as practicable, and in any event within 90 days of the receipt of such request, a registration statement under the Securities Act covering all Registrable Securities requested to be included in such registration.  All registrations requested pursuant to this Section 2.1 are referred to herein as “Long-Form Demand Registration.”  The Company shall not be obligated to effect, or to take any action to effect, more than two (2) Long-Form Demand Registrations pursuant to this Section 2.1.  In addition, the Company shall not be obligated to effect, or to take any action to effect, a Long-Form Demand Registration during the period starting with the date 90 days prior to the Company’s good faith estimate of the date of filing of, and ending on a date 90 days after the effective date of, a registration subject to Section 3 hereof, unless such offering is the Company’s Qualified IPO, in which case, ending on a date 180 days after the effective date of such registration subject to Section 3 hereof; provided, that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective.

2.2                               Short-Form Registrations.  In addition to the Long-Form Demand Registration provided pursuant to Section 2.1 above, commencing the date on which the Company becomes eligible to register securities issued by it on a Form S-3 or any similar short-form registration, the holders of at least twenty-five percent (25%) of the Registrable Securities then outstanding will be entitled to request registrations under the Securities Act of all or part of

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their Registrable Securities on Form S-3, if available to the Company, or any similar short-form registration (“Short-Form Demand Registrations” and, together with the Long-Form Demand Registration, “Demand Registrations”); provided, however, that the anticipated aggregate offering amount of the Registrable Securities included in any such Short-Form Registration exceeds $2,000,000.  Promptly after receipt of any request pursuant to this Section 2.2, the Company will give written notice of such request to all other holders of Registrable Securities and will use reasonable best efforts to include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion within 15 days after delivery of the Company’s notice.  Once the Company has become subject to the reporting requirements of the Exchange Act, the Company will use its reasonable best efforts to make Short-Form Demand Registrations available for the sale of Registrable Securities.  Demand Registrations will be Short-Form Demand Registrations whenever the Company is permitted to use any applicable short form.  If a Short-Form Demand Registration is to be an underwritten Public Offering, and if the underwriters for marketing or other reasons request the inclusion in the registration statement of information which is not required under the Securities Act to be included in a registration statement on the applicable form for the Short-Form Demand Registration, the Company will provide such information as may be reasonably requested for inclusion by the underwriters in the Short-Form Demand Registration.  The Company shall be obligated to effect an unlimited number of, but shall not be obligated to pay for more than two (2), Short-Form Demand Registrations in any twelve month period pursuant to this Section 2.2.

2.3                               Payment of Expenses for Demand Registrations.  The Company will pay all Registration Expenses (as defined in Section 6 below) for the Demand Registrations permitted under Sections 2.1 and 2.2 (other than underwriting discounts and commissions incurred by each holder of the Company’s securities participating in the registration and subject to the limitation in Section 2.2).  A registration will not count as a Demand Registration (i) unless a registration statement with respect thereto has become effective and remained effective in compliance with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement until the earlier of (x) such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement and (y) 120 days after the effective date of such registration statement, (ii) if after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not attributable to the selling holders and has not thereafter become effective, or (iii) if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied or waived, other than by reason of a failure on the part of the holders of the Registrable Securities to be registered thereunder.

2.4                               Priority.  If a Demand Registration is an underwritten Public Offering and the managing underwriters advise the Company in writing that in their opinion the inclusion of the number of Registrable Securities and other securities requested to be included exceeds the number of securities which can be sold in the offering without adversely affecting the marketability of such offering, then the managing underwriter may exclude securities (including Registrable Securities) from the registration and the underwriting and the number of securities that may be included in such registration and underwriting shall include first, the Series B-C Preferred Stock Registrable Securities requested to be included in such registration, pro rata

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among the holders of such Series B-C Preferred Stock Registrable Securities on the basis of the total number of Series B-C Preferred Stock Registrable Securities owned by each such holder, second, the Preferred Stock Registrable Securities (other than the Series B-C Preferred Stock Registrable Securities) requested to be included in such registration, pro rata among the holders of such Preferred Stock Registrable Securities (other than the Series B-C Preferred Stock Registrable Securities) on the basis of the total number of Preferred Stock Registrable Securities (other than the Series B-C Preferred Stock Registrable Securities) owned by each such holder, third, the Registrable Securities (other than the Preferred Stock Registrable Securities) requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the total number of Registrable Securities owned by each such holder, and fourth, other equity securities requested to be included in such registration to be allocated pro rata among the holders of thereof on the basis of the number of such equity securities owned by each such holder.  In no event will a Demand Registration pursuant to Section 2.1 count as a Long-Form Demand Registration for purposes of Section 2.1 unless at least thirty percent (30%) of all Registrable Securities requested to be registered in such Demand Registration by the initiating holders are, in fact, registered and sold in such registration.

2.5                               Restrictions.  Except as contemplated by Section 2.2 hereof, the Company will not be obligated to effect any Demand Registration within 180 days after the effective date of a previous Demand Registration.  With respect to any Demand Registration, if (a) the Board of Directors of the Company reasonably and in good faith determines that such filing would be seriously detrimental to the Company or its stockholders, or require a disclosure of a material fact that might reasonably be expected to have a material adverse effect on the Company or any plan or proposal by the Company or any of its subsidiaries to engage in any acquisition or disposition of assets or equity securities (other than in the ordinary course of business) or any merger, consolidation, tender offer, material financing or other significant transaction and (b) the Company shall furnish the holders of Registrable Securities who have requested a Demand Registration a certificate signed by an executive officer of the Company to such effect, the Company may postpone for up to 120 days the filing or the effectiveness of a registration statement for a Demand Registration; provided, that the Company may not postpone the filing or effectiveness of a registration statement for a Demand Registration more than once in any 12-month period; and provided, further, that the Company may not register any securities for the account of itself or any other stockholder during such 120-day period (other than in a Qualified IPO or a registration statement on Form S-8 or Form S-4 or any successor forms thereto).

2.6                               Selection of Underwriters. The holders of at least a majority of the Registrable Securities initiating the Demand Registration shall have the right to select the investment banker(s) and manager(s) to administer the offering, subject to the Company’s approval which will not be unreasonably withheld or delayed.

3.                                      Piggyback Registration.

3.1                               Right to Piggyback.  At any time following a Qualified IPO, whenever the Company proposes to register any of its equity securities (or securities that are convertible into equity securities) under the Securities Act for its own account, and the registration form to be used may be used for the registration of any Registrable Securities (a “Piggyback Registration”) (except for the registrations on Form S-8 or Form S-4 or any successor form

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thereto), the Company will promptly give written notice to all holders of the Registrable Securities of its intention to effect such a registration and will use reasonable best efforts to include in such registration all Registrable Securities (in accordance with the priorities set forth in Sections 3.2 and 3.3 below) with respect to which the Company has received written requests for inclusion specifying the number of equity securities desired to be registered, which request shall be delivered within 20 days after the delivery of the Company’s notice.

3.2                               Priority on Primary Registrations.  If a Piggyback Registration is an underwritten primary registration on behalf of the Company and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in the registration exceeds the number which can be sold in such offering without adversely affecting the marketability of such offering, then the managing underwriter may exclude securities (including Registrable Securities) from the registration and the underwriting, and the number of securities that may be included in such registration and underwriting shall include first, any securities that the Company proposes to sell, second, the Series B-C Preferred Stock Registrable Securities requested to be included in such registration, pro rata among the holders of such Series B-C Preferred Stock Registrable Securities on the basis of the total number of Series B-C Preferred Stock Registrable Securities owned by each such holder, third, the Preferred Stock Registrable Securities (other than the Series B-C Preferred Stock Registrable Securities) requested to be included in such registration, pro rata among the holders of such Preferred Stock Registrable Securities (other than the Series B-C Preferred Stock Registrable Securities) on the basis of the total number of Preferred Stock Registrable Securities owned by each such holder, fourth, the Registrable Securities (other than the Preferred Stock Registrable Securities) requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the total number of Registrable Securities owned by each such holder, and fifth, other equity securities requested to be included in such registration to be allocated pro rata among the holders thereof on the basis of the number of such equity securities owned by each such holder.

3.3                               Selection of Underwriters.  In connection with any Piggyback Registration, the Company will have such right to select the managing underwriters (subject to the approval of the holders of at least a majority of the Registrable Securities requested to be included in such registration, which approval shall not be unreasonably withheld or delayed).

4.                                      Lock-Up Agreements.

4.1                               Holders’ Agreements.  To the extent not inconsistent with applicable law, in connection with an IPO, each holder of Registrable Securities agrees that upon request of the Company or the underwriters managing such offering, it will (a) not sell, make any short sale of, loan, grant any option for the purchase of, otherwise dispose of, hedge or transfer any of the economic interest in (or agree or commit to do any of the foregoing) any Registrable Securities (other than those included in the registration, if any) without the prior written consent of the Company or such underwriters, as the case may be, during the 180-day period following the effective date of such registration, and (b) enter into and be bound by such form of agreement with respect to the foregoing as the Company or such managing underwriter may reasonably request; provided that each officer and director and each third party who holds 1.0% or more of the outstanding equity securities of the Company also agrees to such restrictions.

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Notwithstanding anything to the contrary contained in this Section 4.1, the 180-day lock-up period described above may be extended by the managing underwriters in their sole discretion for such period of time as is required in order to permit such managing underwriters or co-managers of the offering to publish or otherwise distribute research reports or make public appearances concerning the Company while complying with FINRA Rule 2711.  Nothing herein shall prevent a holder of Registrable Securities from transferring Registrable Securities to a permitted transferee as provided for in Section 7 of the Stockholders’ Agreement; provided, that any transferees of such Registrable Securities agrees to be bound by the provisions of this Agreement to the extent the transferor would be so bound.

4.2                               Company’s Agreements.  The Company agrees not to effect, and, to the extent not inconsistent with applicable laws, to cause each holder of its equity securities purchased from the Company at any time after the date of this Agreement (except in a registered public offering) not to effect, in connection with an IPO, any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the 180-day period following the effective date of such registration.

5.                                      Registration Procedures.  Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its reasonable best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company will as expeditiously as possible:

(a)                                 prepare and, as soon as practicable after the end of the period within which requests for registration may be given to the Company, file with the Commission a registration statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus, or any amendments or supplements thereto, the Company will furnish copies of all such documents proposed to be filed to one counsel designated by holders of at least a majority of the Registrable Securities covered by such registration statement);

(b)                                 prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus(es) used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 120 days, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

(c)                                  furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus(es) included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(d)                                 use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as

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Investor reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) consent to general service of process in any such jurisdiction, or (iii) subject it to taxation in any such jurisdiction);

(e)                                  promptly notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and, at the request of any such seller, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

(f)                                   cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed or if no such securities are then listed, such securities exchange as the holders of at least a majority of the Registrable Securities included in such registration may request;

(g)                                  provide a transfer agent, registrar and CUSIP number for all such Registrable Securities not later than the effective date of such registration statement;

(h)                                 enter into such customary agreements (including underwriting agreements in customary form) and take all such other customary actions as the holders of at least a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

(i)                                     make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement; provided, however, that any records, information or documents that are furnished by the Company and that are non-public shall be used only in connection with such registration and shall be kept strictly confidential by any seller of Registrable Securities except to the extent disclosure of such records, information or documents is required by written order of a court or other governmental authority having jurisdiction;

(j)                                    advise each seller of such Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or

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threatening of any proceeding for such purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

(k)                                 at least 48 hours prior to the filing of any registration statement or prospectus, or any amendment or supplement to such registration statement or prospectus, furnish a copy thereof to each seller of such Registrable Securities and refrain from filing any such registration statement, prospectus, amendment or supplement to which counsel selected by the holders of at least a majority of the Registrable Securities being registered shall have reasonably objected on the grounds that such document does not comply in all material respects with the requirements of the Securities Act or the rules and regulations thereunder, unless, in the case of an amendment or supplement, in the opinion of counsel for the Company the filing of such amendment or supplement is reasonably necessary to protect the Company from any liabilities under any applicable federal or state law and such filing will not violate applicable laws;

(l)                                     at the request of any seller of such Registrable Securities in connection with an underwritten offering, furnish on the date or dates provided for in the underwriting agreement:  (i) an opinion of counsel, addressed to the underwriters and the sellers of Registrable Securities, covering such matters as such counsel, underwriters and the sellers may reasonably agree upon, including such matters as are customarily furnished in connection with an underwritten offering, and (ii) a letter or letters from the independent certified public accountants of the Company addressed to the underwriters and the sellers of Registrable Securities, covering such matters as such accountants, underwriters and sellers may reasonably agree upon, in which letter(s) such accountants shall state, without limiting the generality of the foregoing, that they are independent certified public accountants within the meaning of the Securities Act and that in their opinion the financial statements and other financial data of the Company included in the registration statement, the prospectus(es), or any amendment or supplement thereto, comply in all material respects with the applicable accounting requirements of the Securities Act;

(m)                             make senior executives of the Company reasonably available to assist the underwriters with respect to, and accompany the underwriters on, the so-called “road show” in connection with the marketing efforts for, and the distribution and sale of Registrable Securities pursuant to a registration statement; and

(n)                                 make generally available to its security holders an earnings statement of the Company that satisfies the provisions of Section 11(a) of the Securities Act covering a period of 12 months beginning after the effective date of such registration statement as soon as reasonably practicable after the termination of such 12-month period.

6.                                      Registration Expenses.

6.1                               Company’s Expenses.  Subject to the limitation in Section 2.2, all expenses incident to the Company’s performance of or compliance with this Agreement, including, but not limited to, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and expenses incurred in connection with any “road show,” and fees and disbursements of counsel

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for the Company, reasonable fees and disbursements of one counsel chosen by the holders of at least a majority of the Registrable Securities included in such registration to represent all holders of Registrable Securities included in any registration and all independent certified public accountants, underwriters (excluding underwriting discounts and selling commissions) and other Persons retained by the Company (all such expenses being herein called “Registration Expenses”), will be borne by the Company.  In addition, the Company will pay its internal expenses (including, but not limited to, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance obtained by the Company and the expenses and fees for listing the securities to be registered on each securities exchange; provided, however, that if a request for Demand Registration is subsequently withdrawn at the request of at least a majority of the holders of Registrable Securities requested to be registered, the holders of Registrable Securities who have withdrawn such request for Demand Registration shall forfeit such Demand Registration unless the holders of Registrable Securities to be registered pay (or reimburse the Company) for all of the Registration Expenses with respect to such withdrawn registration; provided, further, that if at the time of such withdrawal, the holders (A) have learned of a material adverse change in the condition, business or prospects of the Company that was not known to the holders at the time of their request and (B) have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the holders shall not be required to pay any of such Registration Expenses and shall not forfeit their Demand Registration.

6.2                               Holder’s Expenses. To the extent that any expenses incident to any registration are not required to be paid by the Company, each holder of Registrable Securities included in a registration will pay all such expenses which are clearly and solely attributable to the registration of such holder’s Registrable Securities so included in such registration, and any other expenses not so attributable to one holder will be borne and paid by all sellers of securities included in such registration in proportion to the number of securities so included by each such seller.

7.                                      Indemnification.

7.1                               By the Company.  The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its members, managers, officers, employees and directors and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including, but not limited to, attorneys’ fees and expenses) caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus, or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder’s failure to deliver a copy of the prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same.  In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of

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Registrable Securities.  The payments required by this Section 7.1 will be made periodically during the course of the investigation or defense, as and when bills are received or expenses incurred.  Notwithstanding anything to the contrary contained herein, the indemnity agreement contained in this Section 7.1 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable to any holder of Registrable Securities, underwriter or controlling Person for any such loss, claim, damage, liability, expenses or action to the extent that it arises out of or is based upon an untrue statement or omission that is contained in or omitted from any information so furnished in writing by such holder, underwriter or controlling Person for the acknowledged purpose of inclusion in such registration statement, prospectus or preliminary prospectus.

7.2                               By Each Holder of Registrable Securities.  In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder will furnish to the Company in writing such information as is reasonably necessary for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, its members, managers, directors, employees and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus, or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in or omitted from any information so furnished in writing by such holder for the acknowledged purpose of inclusion in such registration statement, prospectus or preliminary prospectus; provided, that the obligation to indemnify will be several, not joint and several, among such holders of Registrable Securities and the liability of each such holder of Registrable Securities will be in proportion to and limited in all events to the gross proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement, except in the case of willful fraud.  Notwithstanding anything to the contrary contained herein, the indemnity agreement contained in this Section 7.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the relevant holder of Registrable Securities (which consent shall not be unreasonably withheld).

7.3                               Procedure.  Each party entitled to indemnification under this Section 7 (the “Indemnified Party”) shall give written notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has received written notice of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided such counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld or delayed).  The Indemnified Party may participate in such defense at such Indemnified Party’s expense; provided, however, that the Indemnifying Party shall bear the expense of such defense of the Indemnified Party if (i) the Indemnifying Party has agreed in writing to pay such expenses, (ii) the Indemnifying Party shall have failed to assume the defense of such claim or employ counsel reasonably satisfactory to the Indemnified Party, or (iii) in the reasonable judgment of the Indemnified Party, based upon the written advice of such Indemnified Party’s counsel,

12

representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest; provided, however, that in no event shall the Indemnifying Party be liable for the fees and expenses of more than one counsel (excluding one local counsel per jurisdiction as necessary) for all Indemnified Parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same event, allegations or circumstances.  The Indemnified Party shall not make any settlement without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld or delayed.  The failure of any Indemnified Party to give notice as provided herein shall relieve the Indemnifying Party of its obligations under this Section 7 only to the extent that such failure to give notice shall materially adversely prejudice the Indemnifying Party in the defense of any such claim or any such litigation.  No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the prior written consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement (A) which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation in form and substance reasonably satisfactory to such Indemnified Party or (B) which includes an admission of fault, culpability or a failure to act, by or on behalf of any Indemnified Party.

7.4                               Survival.  The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Party or any officer, director or controlling Person of such Indemnified Party and will survive the transfer of securities.

8.                                      Contribution.

8.1                               Contribution.  If the indemnification provided for in Section 7 from the Indemnifying Party is unavailable to or unenforceable by the Indemnified Party in respect to any costs, fines, penalties, losses, claims, damages, liabilities or expenses referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such costs, fines, penalties, losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations.  The relative fault of such Indemnifying Party and Indemnified Parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Parties, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action.  The amount paid or payable by a party as a result of the costs, fines, penalties, losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 7, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.  For the avoidance of doubt and notwithstanding anything to the contrary contained herein, in no event shall any contribution by a holder of Registrable Securities under this Section 8.1 exceed the gross proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement, except in the case of willful fraud.

13

8.2                               Equitable Considerations; Etc.  The Company and the holders of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph.  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

9.                                      Compliance with Rule 144 and Rule 144A.  In the event that the Company (a) registers a class of securities under Section 12 of the Exchange Act, (b) issues an offering circular meeting the requirements of Regulation A under the Securities Act or (c) commences to file reports under Section 13 or 15(d) of the Exchange Act, then at the request of any holder of Registrable Securities who proposes to sell securities in compliance with Rule 144 of the Securities Act, the Company will (i) forthwith furnish to such holder a written statement of compliance with the filing requirements of the Commission as set forth in Rule 144, as such rule may be amended from time to time and (ii) make available to the public and such holders such information, and take such action as is reasonably necessary, to enable the holders of Registrable Securities to make sales pursuant to Rule 144.  Unless the Company is subject to Section 13 or 15(d) of the Exchange Act, the Company will provide to the holder of Registrable Securities and to any prospective purchaser of Registrable Securities under Rule 144A of the Commission, the information described in Rule 144A(d)(4) of the Commission.

10.                               Participation in Underwritten Registrations.  No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell its securities on the basis provided in any underwriting arrangements approved by such Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, custody agreements, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

11.                               Delay of Registration.  No holder of Registrable Securities shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration as a result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

12.                               Assignment of Registration Rights.  The rights to cause the Company to register Registrable Securities pursuant to this Agreement may be assigned (but only with all related obligations) by a holder of Registrable Securities to a transferee or assignee (a) that is a subsidiary, parent, partner, limited partner, retired partner, member, retired member or stockholder of a holder of Registrable Securities, (b) that is an affiliated fund or entity of the holder of Registrable Securities, which means with respect to a limited liability company or a limited liability partnership, a fund or entity managed by the same manager or managing member or general partner or management company or by an entity controlling, controlled by, or under common control with such manager or managing member or general partner or management company (such a fund or entity, an “Affiliated Fund”), (c) who is an Immediate Family Member of a holder of Registrable Securities, or (d) that is a trust for the benefit of an individual holder of Registrable Securities or such holder’s Immediate Family Member; provided, that the Company is, within a reasonable time after such transfer, furnished with a written notice of the name and

14

address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if the transferee agrees to be bound by this Agreement and immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act.

13.                               Termination of Registration Rights.  No holder of Registrable Securities shall be entitled to exercise any registration rights provided in this Agreement after the earlier of (a) three (3) years following the consummation of a Qualified IPO, or (b) such time as Rule 144 or another similar exemption under the Securities Act is available for the sale of all of such holder’s shares of the Company’s equity securities during a three-month period without registration.

14.                               Miscellaneous.

14.1                        Limitations on Subsequent Registration Rights.  The Company has not entered, and will not hereafter enter, into any agreement with respect to its securities which is inconsistent with the rights granted to and associated obligations of the holders of Registrable Securities in this Agreement.

14.2                        Adjustments Affecting Registrable Securities.  The Company will not take any action, or permit any change to occur, with respect to its Certificate of Incorporation, Bylaws, or other governing documents, as appropriate, which could reasonably be expected to adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would reasonably be expected to adversely affect the marketability of such Registrable Securities in any such registration.

14.3                        Amendments and Waivers.  Except as otherwise expressly provided herein, the provisions of this Agreement may be amended or waived at any time only by the written agreement of the Company and Stockholders holding at least 70% of the Registrable Securities; provided, however, that the provisions of this Agreement may not be amended or waived without the consent of Stockholders holding all the Registrable Securities adversely affected by such amendment or waiver if such amendment or waiver adversely affects a portion of the Registrable Securities but does not so adversely affect all of the Registrable Securities.  Any waiver, permit, consent or approval of any kind or character on the part of any such holders of any provision or condition of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in writing.  Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of Registrable Securities and the Company.  Notwithstanding the foregoing, the written consent of Novo A/S shall be required to amend or waive observance of (either generally or in a particular instance and either retroactively or prospectively) Section 7.2.

14.4                        Successors and Assigns.  Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto, whether so expressed or not.  In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of holders of Registrable

15

Securities are also for the benefit of, and enforceable by, any permitted transferee or assignee of such Registrable Securities as provided for in Section 12 hereof and Section 7 of the Stockholders’ Agreement.

14.5                        Descriptive Headings.  The descriptive headings of this Agreement are inserted for convenience of reference only and do not constitute a part of and shall not be utilized in interpreting this Agreement.

14.6                        Notices.  Any notices required or permitted to be sent hereunder shall be delivered personally, via facsimile transmission (with confirmation), or mailed, via certified mail (return receipt requested), or delivered by overnight courier service to the following addresses, or such other address as any party hereto designates by written notice to the Company, and shall be deemed to have been given upon delivery, if delivered personally or via facsimile, three (3) Business Days after mailing, if mailed, or one (1) Business Day after delivery to the courier, if delivered by overnight courier service:

if to the Company to:

Nevro Corp.
4040 Campbell Avenue, Suite 210

Menlo Park, California 94025

Attention: Chief Executive Officer
Telecopy:    (650) 251-0005

with copies sent concurrently to:

Latham & Watkins LLP
140 Scott Drive
Menlo Park, California 94025
Attention: Michael W. Hall, Esq.
Telecopy: (650) 463-2600

if to any holder of Registrable Securities:

to the address of such holder as the same appears on Exhibit A hereto (with copies to any parties identified thereon) or, otherwise on the books and records of the Company.

14.7                        GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS AND DUTIES OF THE PARTIES HERETO SHALL BE GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA (WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES).

14.8                        Disputed Matters.  Except as otherwise provided in this Agreement, any controversy or dispute arising out of this Agreement, interpretation of any of the provisions hereof, or the action of any Stockholder hereunder shall be submitted to arbitration in San Francisco, California before the American Arbitration Association under the commercial

16

arbitration rules then obtaining of said Association.  Any award or decision obtained from any such arbitration proceeding shall be final and binding on the parties, and judgment upon any award thus obtained may be entered in any court having jurisdiction thereof.  No action at law or in equity based upon any claim arising out of or related to this Agreement shall be instituted in any court by any Stockholder except (i) an action to compel arbitration pursuant to this Section 14.8 or (ii) an action to enforce an award obtained in an arbitration proceeding in accordance with this Section 14.8, in which case, the provisions of Sections 14.9 and 14.10 shall apply.  For the avoidance of doubt, the provisions of Sections 14.9 and 14.10 shall be subordinate to and shall only apply in connection with an action at law or in equity based upon clauses (i) and/or (ii) of the immediately preceding sentence of this Section 14.8.

14.9                        CONSENT TO JURISDICTION.  EACH PARTY HERETO HEREBY IRREVOCABLY AGREES THAT ANY SUIT, ACTION, PROCEEDING OR CLAIM AGAINST IT ARISING OUT OF OR IN ANY WAY RELATING TO THIS AGREEMENT OR ANY OF THE RELATED AGREEMENTS, OR ANY JUDGMENT ENTERED BY ANY COURT IN RESPECT THEREOF, MAY BE BROUGHT OR ENFORCED IN THE STATE OR FEDERAL COURTS LOCATED IN SAN FRANCISCO, CALIFORNIA, AND EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY PROCEEDING BROUGHT IN SAN FRANCISCO, CALIFORNIA AND FURTHER IRREVOCABLY WAIVES ANY CLAIMS THAT ANY SUCH PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

14.10                 WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT, POWER, OR REMEDY UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE RELATED AGREEMENTS OR UNDER OR IN CONNECTION WITH ANY AMENDMENT, INSTRUMENT, DOCUMENT, OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT OR ANY RELATED AGREEMENT, AND AGREE THAT ANY SUCH ACTION SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.  THE TERMS AND PROVISIONS OF THIS SECTION CONSTITUTE A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THIS AGREEMENT.

14.11                 Reproduction of Documents.  This Agreement and all documents relating hereto, including, but not limited to, (i) consents, waivers, amendments and modifications which may hereafter be executed, and (ii) certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, optical disk, micro-card, miniature photographic or other similar process.  The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

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14.12                 Remedies.  Each of the parties to this Agreement will be entitled to enforce its rights under this Agreement specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in its favor.  The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party shall be entitled to immediate injunctive relief or specific performance without bond or the necessity of showing actual monetary damages in order to enforce or prevent any violations of the provisions of this Agreement.

14.13                 Severability.  Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

14.14                 Entire Agreement.  This Agreement, together with all other agreements entered into by the parties hereto in connection therewith, constitutes the complete and final agreement of the parties concerning the matters referred to herein, and supersedes all prior agreements and understandings.

14.15                 Execution in Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

NEVRO CORP.

By:	/s/ Michael DeMane
	Name:	Michael DeMane
	Title:	Chief Executive Officer

SIGNATURE PAGE TO NEVRO CORP.

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

NOVO A/S

By:	/s/ Kim Dueholm
	Name:	Kim Dueholm
	Title:	Partner

Address:		Tuborg Havnevej 19
DK 2900 Hellerup
Denmark

SIGNATURE PAGE TO NEVRO CORP.

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

JOHNSON & JOHNSON DEVELOPMENT
CORPORATION

By:	/s/ Brad Vale
	Name:	Brad Vale
	Title:	Vice President

SIGNATURE PAGE TO NEVRO CORP.

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

BAY CITY CAPITAL FUND IV, L.P.

By:	Bay City Capital Management IV LLC
Its:	General Partner

By:	Bay City Capital LLC
Its:	Manager

	By:	/s/ Carl Goldfisher
Name: Carl Goldfisher
Title: Manager and Managing Director

BAY CITY CAPITAL FUND IV
CO-INVESTMENT FUND, L.P.

By:	Bay City Capital Management IV LLC
Its:	General Partner

By:	Bay City Capital LLC
Its:	Manager

	By:	/s/ Carl Goldfisher
Name: Carl Goldfisher
Title: Manager and Managing Director

SIGNATURE PAGE TO NEVRO CORP.

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

ABERDARE VENTURES III, LP

By:	Aberdare GP III, LLC
Its:	General Partner

	By:	/s/ John H. Odden
Name: John H. Odden
Title: Manager

ABERDARE PARTNERS III, LP

By:	Aberdare GP III, LLC
Its:	General Partner

	By:	/s/ John H. Odden
Name: John H. Odden
Title: Manager

SIGNATURE PAGE TO NEVRO CORP.

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

THREE ARCH PARTNERS IV, L.P.

By: Three Arch Management IV, L.L.C.
Its: General Partner

By:	/s/ Wilfred Jaeger
	Name:	Wilfred Jaeger
Title: Managing Member

THREE ARCH ASSOCIATES IV, L.P.

By: Three Arch Management IV, L.L.C.
Its: General Partner

By:	/s/ Wilfred Jaeger
	Name:	Wilfred Jaeger
Title: Managing Member

SIGNATURE PAGE TO NEVRO CORP.

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

MPM BIOVENTURES IV-QP, L.P.

By:	MPM BioVentures IV GP LLC
Its:	General Partner

By:	MPM BioVentures IV LLC
Its:	Managing Member

By:	/s/ James P. Scopa
Name:	James P. Scopa
Title: Member

MPM BIOVENTURES IV GMBH & CO. BETEILIGUNGS KG

By:	MPM BioVentures IV GP LLC
Its:	Managing Limited Partner

By:	MPM BioVentures IV LLC
Its:	Managing Member

By:	/s/ James P. Scopa
Name:	James P. Scopa
Title: Member

MPM ASSET MANAGEMENT INVESTORS BV4 LLC
By:	MPM BioVentures IV LLC
Its:	Manager

By:	/s/ James P. Scopa
Name:	James P. Scopa
Title: Member

SIGNATURE PAGE TO NEVRO CORP.

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

MAYO FOUNDATION FOR MEDICAL EDUCATION AND RESEARCH

By:	/s/ James A. Rogers III
Name: James A. Rogers III
Title: Chairman

MAYO CLINIC

By:	/s/ James A. Rogers III
Name: James A. Rogers III
Title: Chairman

SIGNATURE PAGE TO NEVRO CORP.

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

AMV PARTNERS II, L.P.

By: Accuitive Medical Ventures II, LLC
Its: General Partner

By:	/s/ Charles Larsen
Name: Charles Larsen
Title: Managing Director

SIGNATURE PAGE TO NEVRO CORP.

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

/s/ Mark B. Knudson
MARK B. KNUDSON

MARK B. KNUDSON REVOCABLE TRUST U/A DTD 4/18/2003

By: Mark B. Knudson, Trustee

/s/ Mark B. Knudson
Name:	Mark B. Knudson

By:	Dorsey & Whitney Trust Company LLC, Trustee

/s/ Troy Steinbeck
Name: Troy Steinbeck
Title: Chief Investment Officer

SIGNATURE PAGE TO NEVRO CORP.

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

SUSAN J. KNUDSON REVOCABLE TRUST U/A DTD 4/18/2003

By: Susan J. Knudson, Trustee

/s/ Susan J. Knudson
Name: Susan J. Knudson

By: Dorsey & Whitney Trust Company LLC, Trustee

/s/ Troy Steinbeck
Name: Troy Steinbeck
Title: Chief Investment Officer

SIGNATURE PAGE TO NEVRO CORP.

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

/s/ Sarah Brenzel Conrad
SARAH BRENZEL CONRAD

SIGNATURE PAGE TO NEVRO CORP.

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

/s/ Konstantinos Alataris
KONSTANTINOS ALATARIS

SIGNATURE PAGE TO NEVRO CORP.

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

/s/ Michael DeMane
MICHAEL DEMANE

SIGNATURE PAGE TO NEVRO CORP.

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

/s/ Robert S. Nickoloff
ROBERT S. NICKOLOFF

SIGNATURE PAGE TO NEVRO CORP.

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, the party below has executed this Agreement as of March     , 2013.

NEA VENTURES 2013, LIMITED PARTNERSHIP

By:	/s/ Louis S. Citron
Name: Louis S. Citron
Title: Vice President

NEW ENTERPRISE ASSOCIATES 14, L.P.

By: NEA Partners 14, L.P.
By: NEA 14 GP, LTD.

By:	/s/ Louis S. Citron
Name: Louis S. Citron
Title: Chief Legal Officer

SIGNATURE PAGE TO NEVRO CORP.

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, the party below has executed this Agreement as of March     , 2013.

COVIDIEN GROUP S.A.R.L.

By:	/s/ Michaelanglo Federico Stefani
Name: Michaelanglo Federico Stefani
Title: General Manager

EXHIBIT A

STOCKHOLDERS

Name/Address:	No. of Shares of Common Stock	No. of Shares of Series A Preferred Stock	No. of Shares of Series B Preferred Stock	No. of Shares of Series C Preferred Stock
Novo A/S	—	—	—	43,196,544

Johnson & Johnson Development Corporation Attn: Brad Vale 6500 Paseo Padre Dr. Fremont, CA 94555 With a Copy to: Attn: Jayne Zall Assistant General Counsel One Johnson & Johnson Plaza New Brunswick, NJ 08933	—	—	66,964,285	5,923,871

Bay City Capital Fund IV, L.P. Attention: Carl Goldfischer 750 Battery Street Suite 400 San Francisco, CA 94111	562,868	30,548,195	16,387,835	4,591,539

Bay City Capital Fund IV Co-Investment Fund, L.P. Attention: Carl Goldfischer 750 Battery Street Suite 400 San Francisco, CA 94111	12,132	658,461	353,236	98,970

Three Arch Partners IV, L.P. Attention: Bill Harrington 3200 Alpine Road Portola Valley, CA 94028	97,840	30,532,495	16,379,412	4,897,841

Three Arch Associates IV, L.P. Attention: Bill Harrington 3200 Alpine Road Portola Valley, CA 94028	2,160	674,161	361,659	108,145

Mayo Foundation for Medical Education and Research Attn: Jeffrey Torborg	1,000,000	2,747,252	—	—

Name/Address:	No. of Shares of Common Stock	No. of Shares of Series A Preferred Stock	No. of Shares of Series B Preferred Stock	No. of Shares of Series C Preferred Stock
200 1st Street SW Rochester, MN 55905

Mayo Clinic Attn: Jeffrey Torborg 200 1st Street SW Rochester, MN 55905	—	2,747,252	1,116,071	621,875

MPM BioVentures IV GmBH & Co. Beteiligungs KG c/o MPM Capital The John Hancock Tower 200 Clarendon Street, 54th Floor Boston, MA 02116	—	346,711	185,995	62,389

MPM BioVentures IV-QP, L.P. c/o MPM Capital The John Hancock Tower 200 Clarendon Street, 54th Floor Boston, MA 02116	—	8,999,431	4,827,821	1,619,423

MPM Asset Management Investors BV4 LLC c/o MPM Capital The John Hancock Tower 200 Clarendon Street, 54th Floor Boston, MA 02116	—	255,904	137,282	46,049

Konstantinos Alataris 411 Acacia Avenue Palo Alto, CA 94306	12,151,745*	—	—	—

Michael Masterson 750 Battery Street Suite 400 San Francisco, CA 94111	70,939	—	—	—

Aberdare Ventures III, L.P. Attention: Paul Klingenstein Aberdare Ventures One Embarcadero Center Suite 4000 San Francisco, CA 94111	—	26,972,070	10,904,468	—

Aberdare Partners III, L.P. Attention: Paul Klingenstein Aberdare Ventures One Embarcadero Center Suite 4000	—	633,817	256,246	—

Name/Address:	No. of Shares of Common Stock	No. of Shares of Series A Preferred Stock	No. of Shares of Series B Preferred Stock	No. of Shares of Series C Preferred Stock
San Francisco, CA 94111

AMV Partners II, L.P. Attention: John Deedrick Accuitive Medical Ventures 3652 Hermann Court NE Rochester, MN 55906	—	24,005,120	12,877,747	3,565,327

Mark B. Knudson c/o EnteroMedics 2800 Patton Road St. Paul, MN 55113	—	206,043	—	17,029

Mark B. Knudson Revocable Trust Mark B. Knudson, Trustee Dorsey & Whitney Trust Company, LLC, Trustee c/o EnteroMedics 2800 Patton Road St. Paul, MN 55113	400,000	139,389	—	11,520

Susan J. Knudson Revocable Trust Susan J. Knudson, -Trustee Dorsey & Whitney Trust Company, LLC, Trustee c/o EnteroMedics 2800 Patton Road St. Paul, MN 55113	—	138,325	—	11,433

Sarah Brenzel Conrad 12557 Riverview Road Eden Prairie, MN 55347	290,000	144,972	61,988	17,105

Adrianus P. Donders 15089 Crane Street Andover, MN 55304	250,000	139,389	—	—

Robert S. Nickoloff	100,000	69,644	—	5,756

James R. Thacker and Kate Ward Thacker 4529 Thunder Ridge Eureka, MO 63025	141,872	549,450	—	—

Michael DeMane c/o Nevro Corp.	13,403,954	—	—	—

Name/Address:	No. of Shares of Common Stock	No. of Shares of Series A Preferred Stock	No. of Shares of Series B Preferred Stock	No. of Shares of Series C Preferred Stock
4040 Campbell Avenue #210 Menlo Park, California 94025

Andrew Galligan c/o Nevro Corp. 4040 Campbell Avenue #210 Menlo Park, California 94025	3,639,843**	—	—	—

Andre Walker c/o Nevro Corp. 4040 Campbell Avenue #210 Menlo Park, California 94025	4,136,186**	—	—	—

*  Includes options to purchase 10,926,742 shares of Common Stock

**   Options to purchase Common Stock